UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2016

Bionik Laboratories Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-54717	27-1340346
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

483 Bay Street, N105 Toronto, ON	M5G 2C9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 640-7887

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Bionik Laboratories Corp. is filing this Amendment No. 1 on Form 8-K (this “Amended Filing”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2016 (the “Original Filing”), solely to (a) file the independent accountants letter as an exhibit in accordance with Item 402(c)(3) of Form 8-K (the “Accountants Letter”) and (b) to include new Item 1.01 in order to disclose the execution and delivery of a Waiver and Amendment Agreement resulting from the events described in the Original Filing. Except for filing the Accountants Letter and including new Item 1.01, this Amended Filing does not amend the Original Filing, nor does it modify or update those disclosures affected by subsequent events or discoveries.

Item 1.01	Entry Into a Material Definitive Agreement

As of March 14, 2015, the Company (as defined below), entered into a Waiver and Amendment Agreement (the “Amendment”) with Bionik Mergerco Inc. (“Merger Subsidiary”), the Company’s wholly-owned subsidiary, Hermano Igo Krebs, and Interactive Motion Technologies, Inc. (“IMT”). The Amendment amends that Agreement and Plan of Merger dated March 1, 2016, by and among the Company, Hermano Igo Krebs, Merger Subsidiary and IMT, previously reported by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 7, 2016 (the “Merger Agreement”).

Pursuant to the Amendment, among other things, the parties agreed to amend the Merger Agreement and waive any and all potential or actual breaches and/or defaults by the Company of its representations, warranties and/or covenants in the Merger Agreement as a result of the matters referred to in Item 4.02 below.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the preparation of its financial statements for the year-end December 31, 2015, on March 7, 2016, Bionik Laboratories Corp. (the “Company”) was advised by MNP LLP, its independent registered public accounting firm, to re-evaluate its accounting relating to the common stock purchase warrants issued in 2015 as part of the Company’s 2015 private placement (“2015 Warrants”), and to consider restating its previously issued reviewed, unaudited condensed consolidated financial statements (the “Financial Statements”) included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015 (the “Quarterly Reports”).

The 2015 Warrants contain price protection provisions whereby the strike price is reduced upon certain Company issuances of equity at a price below the strike price of the 2015 Warrants. These price protection provisions require the 2015 Warrants to be classified as derivative liabilities and recorded at fair value. The Company accounted for the 2015 Warrants in the Quarterly Reports as equity. Additionally, in periods subsequent to issuance, changes in the fair value of the 2015 Warrants should be recorded as other income or expense in the consolidated statements of operations. These items are non-cash items and accordingly have no impact on net cash used in operating activities on the consolidated statements of cash flows.

The Company’s management promptly engaged outside advisors to consult on this matter, including a Big 4 accounting firm, and on March 9, 2016, management, with and upon advice of such advisors and further discussions with its auditors, determined that the Financial Statements included in the Quarterly Reports should no longer be relied upon and will be restated due to non-cash errors identified in the accounting for the 2015 Warrants.

The Company intends to file restated Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015 as soon as practicable.

In addition, the Company is reassessing its previous conclusions regarding the effectiveness of its internal control over financial reporting and disclosure controls and procedures.

The Company’s senior management has discussed the matters disclosed in this Item 4.02 of this Current Report with MNP LLP, the Company’s independent registered public accounting firm.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements. These forward-looking statements are based on Bionik’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding materiality or significance, the quantitative effects of the consolidated restated financial statements, and any anticipated conclusions of the Board of Directors or the Company’s management with respect to the matters relating to the Company’s accounting, including the restatement of the interim consolidated financial statements as of and for the quarterly periods ended March 31, 2015, June 30, 2015 and September 30, 2015. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, as well as the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the Securities and Exchange Commission of the 2015 Form 10-K or that other subsequent events may occur that would require Bionik to make additional adjustments to its consolidated financial statements. Other risk factors affecting Bionik are discussed in detail in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K. Bionik undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following documents are furnished herewith as exhibits to this report:

Exhibit Number	Description of Exhibit

99.1	Letter from MNP LLP dated March 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2016

BIONIK LABORATORIES CORP.

By:	/s/ Peter Bloch
Name:	Peter Bloch
Title:	Chief Executive Officer